                                                                   Exhibit 10.22


                    CYBERSOURCE SOLUTIONS RESELLER AGREEMENT

       This CyberSource Solutions Reseller Agreement (the "Agreement") is entered into by and between CyberSource Corporation, a Delaware corporation ("CyberSource"), and Beyond.com, Inc., a Delaware corporation ("Reseller").

       Reseller desires to obtain and CyberSource is willing to supply certain Internet commerce services for clients of Reseller on the terms and subject to the conditions set forth in this Agreement.

       For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CyberSource and Reseller hereby agree as follows:

1.     Certain Definitions

       The following definitions shall apply to this Agreement:

       a) "Confidential Information." Any data or information, oral or written, treated as confidential that relates to either party's (or, if either party is bound to protect the confidentiality of any third party's information, such third party's) past, present, or future research, development or business activities, including any unannounced products and services, any information relating to services, developments, inventions, processes, plans, financial information, forecasts, and projections and the financial terms of this Agreement. Notwithstanding the foregoing, Confidential Information shall not be deemed to include information if: (i) it was already known to the receiving party prior to the date of this Agreement as established by documentary evidence; (ii) it is in or has entered the public domain through no breach of this Agreement or other wrongful act of the receiving party; (iii) it has been rightfully received by the receiving party from a third party and without breach of any obligation of confidentiality of such third party to the owner of the Confidential Information; (iv) it has been approved for release by written authorization of the owner of the Confidential Information; or (v) it is required to be disclosed pursuant to final binding order of a governmental agency or court of competent jurisdiction, provided that the owner of the Confidential Information has been given reasonable notice of the pendency of such an order and the opportunity to contest it.

       b) "Intellectual Property." All (i) copyrights (including, without limitation, the right to reproduce, distribute copies of, display and perform the copyrighted work and to prepare derivative works), copyright registrations and applications, trademark rights (including, without limitation, registrations and applications), patent rights, trade names, mask-work rights, trade secrets, moral rights, author's rights, privacy rights, publicity rights, algorithms, rights in packaging, goodwill and other proprietary rights, and all renewals and extensions thereof, regardless of whether any of such rights arise under the laws of the United States or any other state, country or jurisdiction; (ii) intangible legal rights or interests evidence by or embodied in any idea, design, concept, technique, invention, discovery, enhancement, or improvement, regardless of patentability, but including patents, patent applications, trade secrets, and know-how; and (iii) all derivatives of any of the foregoing.

       c) "CyberSource Internet Commerce Suite." Internet commerce services provided by CyberSource to be resold by Reseller at Reseller's discretion, including, but not limited to, credit card processing, Internet fraud screen, tax calculation, policy compliance, export compliance, digital products rights management, fulfillment messaging, delivery address verification, digital delivery, and digital warehousing (collectively the "Services").

       d) "Account." Reseller and Client Identifiers created and maintained in the CyberSource system to enable Reseller to resell the CyberSource to its Clients.

       e) "Client." Merchant customer of Reseller to whom Reseller will sell the Services.

       f) "Merchant." Same as Client above.

       g) "Products." Those products, content, and/or services that Reseller's Clients purport to own or have rights to, for which the Services will be rendered under this Agreement.

2.     The Parties' Responsibilities

       a) CyberSource will provide Reseller with the products and services to enable Reseller's Clients to utilize the Services in a manner consistent with any annexes attached hereto, CyberSource's marketing materials, website, and support documentation. Reseller understands and agrees that Reseller is responsible for setting up its Clients and providing technical support to said Clients.



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

       b) CyberSource will deliver to Reseller an invoice relating to the Services provided to Reseller on behalf of the Clients in the amounts set forth in the Price Annex to this Agreement on or near the fifteenth (15th) calendar day of each month following the month in which the Services are provided (the "CyberSource Invoice"). Reseller is responsible for the billing and collection of Clients' fees and will remit the amounts due under the CyberSource Invoice within thirty (30) calendar days from the date of the CyberSource Invoice.

       c) Interest shall accrue at the lesser of 1.0% per month or the maximum amount permitted by applicable law ("Late Fee") for any fees that are undisputed by Reseller and remain unpaid more than thirty (30) calendar days past the date of the applicable invoice. In the event of a dispute made in good faith as to the amount of fees, Reseller agrees to remit payment on any undisputed amount(s) in accordance with Sections 2(b) and 2(c) above; and, the Late Fee shall not accrue as to any disputed amounts unless not paid within thirty (30) calendar days after said dispute has been resolved by both parties and then shall only begin to so accrue after thirty (30) days from the date the dispute has been resolved by both parties.

       d) Notwithstanding any provision in this Agreement, including the Price Schedule and CyberSource Quotation, to the contrary, CyberSource shall be entitled to revise any and all of the aforesaid fees provided that CyberSource gives written notice to Reseller at least sixty (60) days prior to the effective date of the fee change.

       e) Reseller agrees to submit a completed "CyberSource Reseller - Merchant Setup Request" for each new Client to whom Reseller will be selling the Services, and CyberSource shall exercise commercially reasonable efforts to create an Account for each Client within two (2) business days of receipt of the setup request form for said Client.

       f) Reseller understands and agrees that CyberSource may at its discretion and in good faith refuse to provide the Services to any Client. In the event that CyberSource decides to exercise such discretion, CyberSource will provide Reseller with reasonable written explanation regarding same.

       g) Each party shall employ sufficiently qualified employees and agents in performing under this Agreement, and Reseller shall at its own expense attend any technical training programs relating to the Services that may be provided by CyberSource from time to time and as deemed necessary by the parties.

       h) Reseller will use CyberSource's current names for the Services and will not add to, delete from, or modify any sales or marketing documentation or forms provided by CyberSource without the prior written consent of CyberSource. CyberSource hereby grants Reseller a limited, non-exclusive, non-transferable royalty-free license to use the CyberSource trademarks, service marks, and marketing documentation for the marketing of the Services (collectively the "Advertising Materials"); provided that Reseller agrees to change, at Reseller's expense, any Advertising Materials which CyberSource, in its sole judgment, determines to be inaccurate, objectionable, misleading, or a misuse of CyberSource's trademarks and/or service marks. Reseller, upon written demand by CyberSource, shall immediately cease the use of any materials that CyberSource deems to be in violation of this section. Notwithstanding any provision in this Agreement to the contrary, such license shall be revoked immediately and automatically upon termination of this Agreement.

3.     Term and Termination

       a) The initial term of this Agreement shall be one (1) year from the date hereof. Thereafter this Agreement will renew automatically for additional terms of one (1) year (each such term hereinafter an "Additional Term") unless either party gives written notice of termination not less than thirty (30) calendar days prior to any such renewal that the Agreement shall not so renew.

       b) The Agreement may be terminated by either party at any time in the event of a material breach by the other party which remains uncured after thirty
(30) day written notice thereof. The parties acknowledge that non-payment of any undisputed fees that remain past due more than thirty (30) calendar days constitutes a material breach of this Agreement.

       c) In the event that CyberSource reasonably believes that Reseller's conduct (including without limitation intentionally transmitting inaccurate and/or incomplete data to CyberSource) or its Products violate applicable law or pose a threat to CyberSource's systems, equipment, processes, or Intellectual Property (the "Threatening Condition"), CyberSource will provide Reseller with notice of the Threatening Condition, upon receipt of which Reseller agrees to exercise best efforts to cure said



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Threatening Condition. If in the reasonable and good faith determination of
CyberSource, the Threatening Condition poses an imminent or actual threat to CyberSource's systems, equipment, processes, or Intellectual Property, Reseller agrees to suspend any and all activity on Reseller's Account until such threat is cured; but, CyberSource may suspend the Account until the threat is cured if Reseller does not suspend activity on the Account. In any event, CyberSource may terminate this Agreement without further requirement of notice if the Threatening Condition remains uncured more than thirty (30) calendar days after Reseller is notified of the Threatening Condition.

       d) In the event that CyberSource reasonably believes that Client's conduct (including without limitation intentionally transmitting inaccurate and/or incomplete data to CyberSource) or its Products violate applicable law or pose a threat to CyberSource's systems, equipment, processes, or Intellectual Property (the "Threatening Condition"), CyberSource will provide Reseller with notice of the Threatening Condition, upon receipt of which Reseller agrees to notify said Client and exercise best efforts to ensure that said Threatening Condition is cured. If in the reasonable and good faith determination of CyberSource, the Threatening Condition poses an imminent or actual threat to CyberSource's systems, equipment, processes, or Intellectual Property, Reseller agrees to notify Client and suspend any and all activity on Client's Account until such threat is ended; but, CyberSource may suspend the Account until the threat is cured if Reseller does not suspend activity on the Account. In any event, CyberSource may permanently deactivate Client's account without further requirement of notice if the Threatening Condition remains uncured more than thirty (30) calendar days after Client is notified of the Threatening Condition.

       e) The Agreement may be terminated by either party effective immediately and without any requirement of notice, in the event that (i) the other party files a petition in bankruptcy, files a petition seeking any reorganization, arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; (ii) a receiver, trustee, or similar officer is appointed for the business or property of such party; (iii) any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against such party and not delayed, enjoined, or discharged within sixty (60) days; or (iv) the other party adopts a resolution for discontinuance of its business or for dissolution.

       f) Upon termination or expiration of this Agreement, (i) each party shall immediately discontinue any use of the name, logotype, trademarks, trade names, service marks, service names or slogans and other marks of the other party and the other party's products and services, (ii) each party shall immediately discontinue all representations or statements from which it might be inferred that any relationship exists between the two parties, (iii) each party agrees not to act in any way to damage the reputation of the other party or the other party's products or services, (iv) Reseller shall cease to promote, solicit, or procure orders for the Services, and (v) each party shall, within thirty (30) calendar days of a written request from the other party, return or destroy any Confidential Information or Intellectual Property of the other party, at the disclosing party's discretion.

4.     Intellectual Property Rights

       Except as expressly set forth in this Agreement, neither party will acquire any ownership interest in the other's Intellectual Property Rights. All Intellectual Property Rights not specifically granted in this Agreement are reserved by the parties. The Reseller agrees that all Intellectual Property Rights created by CyberSource in connection with this Agreement, any modifications made by CyberSource, and all the documentation therefor and all renewals and extensions thereof, shall be entirely CyberSource's property, free of any claims whatsoever by Reseller. CyberSource shall have the sole and exclusive right to register such Intellectual Property Rights.

5.     Confidential Information

       a) Each party ("Receiving Party") agrees that any Confidential Information received from the other party ("Disclosing Party") (i) shall not be used except as necessary to perform the obligations required under this Agreement, (ii) shall be disclosed only to those of its employees as are necessary for the purposes hereunder, (iii) shall not be disclosed to third parties without the written consent of the Disclosing Party during the term of this Agreement and three (3) years thereafter, and (iv) shall be kept in safe care as it would keep its own similar confidential information (which care shall not in any case be less than reasonable).

       b) Notwithstanding any provision in this Agreement to the contrary, each party may disclose Confidential Information of the other party to the extent it is required to be disclosed pursuant to a



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valid order or requirement of a governmental agency or court of competent jurisdiction, provided that the owner of the Confidential Information shall be given reasonable notice of the pendency of such an order or requirement and the opportunity to contest it.

6.     Promotional Materials/Press Releases

       Except for any announcement intended solely for internal distribution or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of either party, all media releases, public announcements or public disclosures (including, but not limited to, promotional or marketing material) by either party or its employees or agents relating to this Agreement or its subject matter, or including the name, trade name, trademark, or symbol of the other party, are prohibited without the prior written consent of both parties. Notwithstanding the foregoing, either party shall have the right to disclose the existence of the business relationship formed by this Agreement between CyberSource and Reseller without the other party's consent.

7.     Limitation of Liability

       a) UNDER NO CIRCUMSTANCES (i) SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE, PROFITS OR BUSINESS, COSTS OF DELAY, COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION, OR SUCH PARTY'S LIABILITIES TO THIRD PARTIES ARISING FROM ANY SOURCE; OR (ii) SHALL THE ENTIRE LIABILITY OF CYBERSOURCE TO CUSTOMER UNDER THIS AGREEMENT, WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, EXCEED THE FEES PAID TO CYBERSOURCE HEREUNDER DURING THE TWELVE-MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE. THE EXCLUSIONS AND LIMITATIONS OF THIS SECTION DO NOT APPLY TO LIABILITY ARISING FOR BREACH OF CONFIDENTIALITY, BREACH OF INTELLECTUAL PROPERTY RIGHTS, BODILY INJURY OF A PERSON, OR IN STATES THAT PROHIBIT THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LIMITATIONS ON THE DURATION OF AN IMPLIED WARRANTY.

       b) Reseller AND/OR ITS CLIENT(S) SHALL BEAR (i) ALL COLLECTION RISK (INCLUDING, WITHOUT LIMITATION, CREDIT CARD FRAUD AND ANY OTHER TYPE OF CREDIT FRAUD) WITH RESPECT TO SALES OF ITS PRODUCTS, AND (ii) ALL RESPONSIBILITY AND LIABILITY FOR THE PROPERTY PAYMENT OF ALL TAXES WHICH MAY BE LEVIED OR ASSESSED (INCLUDING, WITHOUT LIMITATION, SALES TAXES) WHICH MAY BE LEVIED IN RESPECT OF SALES OF ITS PRODUCTS.

       c) Reseller understands and agrees to advise its Clients that said Clients are solely responsible for maintaining complete backup records of all information relating to its customers' orders, inquiries, and purchases and any other customer information once such information has been provided to the Reseller by CyberSource.

       d) Reseller understands and agrees that CyberSource has no obligation to attempt to monitor or regulate the content of Clients' Products, and Reseller agrees to hold CyberSource harmless in the event that the content of any of the Products is illegal. Reseller hereby also agrees to obtain warranties from its Clients that their Products do not infringe on or violate the Intellectual Property Rights of any third party and will not contain any content which violates any applicable law, regulation or third party right.

8.     Warranties and Disclaimers

       a) CyberSource hereby represents and warrants that the Services provided to Reseller hereunder will conform substantially to specifications set forth and contained in any annexes attached hereto, CyberSource marketing materials, the CyberSource website, and support documentation provided to Reseller by CyberSource.

       b) CyberSource hereby represents and warrants (i) that the Services do not infringe the Intellectual Property rights of any third party; (ii) that any software created by CyberSource to perform the Services hereunder is Year 2000 compliant, in that, it will accurately process, address, store, and calculate date and time data from, into, and beyond the calendar years 1999, 2000, and 2001 A.D. including leap year calculations and that it will not produce abnormal or invalid results or cease operations due to the change from calendar years 1999, 2000, 2001

A.D., and beyond; and (iii) that any software created and used by CyberSource to perform the Services under this Agreement will be virus-free.

       c) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CYBERSOURCE HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SERVICES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

9.     Relationship of Parties.

       The parties shall perform all of their duties under this Agreement as independent contractors. Nothing in this Agreement shall be construed to give either party the power to direct or control the daily activities of the other party, or to constitute the parties as principal and agent, employer and employee, franchisor and franchisee, partners, joint venturers, co-owners, or otherwise as participants in a joint undertaking. The parties understand and agree that, except as specifically provided in this Agreement, neither party grants the other party the power or authority to make or give any agreement, statement, representation, warranty, or other commitment on behalf of the other party, or to enter into any contract or otherwise incur any liability or obligation, express or implied, on behalf of the other party, or to transfer, release, or waive any right, title, or interest of such other party.

10.    Export Compliance

       Reseller understands and acknowledges that CyberSource is subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of CyberSource to provide the services shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations ("EAR") issued by the Department of Commerce, International Trade Administration, Bureau of Export Administration ("BXA"). Reseller agrees to comply with all export laws and restrictions and regulations of the United States Department of State, Department of Commerce or other United States or foreign agency or authority, and not to export or re-export any Intellectual Property of CyberSource including, but not limited to, CyberSource client salaries, CyberSource client development kits, CyberSource APIs, or any direct product thereof (collectively the "CyberSource IP"), in violation of any such restrictions, laws or regulations. Unless all required permits and/or approvals have been obtained, Reseller will not export or re-export CyberSource IP outside of the United States, whether directly or indirectly, and will not cause, approve or otherwise facilitate others such as agents, subsequent purchasers, customers or any other third parties in doing so. Reseller agrees not to distribute or supply any CyberSource IP to any person or entity if there is reason to believe that such person intends to re-export or otherwise to take the CyberSource IP or to use the CyberSource IP outside of the United States without having all required permits and approvals. The CyberSource IP and the underlying information or technology may not be downloaded or otherwise exported or re-exported (i) into (or to a national or resident of) Cuba, Iran, Iraq, Libya, North Korea, Serbia, Sudan, Syria or any country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders.

11.    Governing Law; Consent to Jurisdiction

       This Agreement will be deemed entered into in California and will be governed by and interpreted in accordance with the laws of the State of California, excluding (i) the body of law known as conflicts of law, and (ii) the United National Convention on Contracts for the Sale of Goods. The parties agree that any dispute arising under this Agreement, which is not subject to
Section 11 below, will be resolved in the state or federal courts in Santa Clara County, California, and the parties hereby expressly consent to jurisdiction therein.

12.    Arbitration

       Except that the parties shall be entitled to apply to the courts for mandatory or injunctive equitable relief, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled by arbitration in accordance with the rules then prevailing of the American Arbitration Association, and judgment upon the reward rendered by the arbitrators may be entered in any court having jurisdiction thereof. In any such proceeding the



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arbitrator shall make every reasonable effort to resolve the matter expeditiously and to reduce the costs of the proceeding, by limiting discovery and other means; and neither party shall be entitled under any circumstances to receive punitive exemplary damages. Unless the parties otherwise agree in writing, such arbitration shall be conducted in San Jose, California, and the parties consent to jurisdiction and venue in the courts of California located in Santa Clara County, California. Judgment of arbitrator shall be final and binding. Each party hereto waives its right to an appeal and/or a jury.

13.    Assignment

       This Agreement may not be transferred or assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, consent of the other party shall not be required for assignment or transfer made by (i) operation of law or
(ii) to an entity that acquires substantially all of its stock, assets or business. Except as provided in this section, any attempts by either party to assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other party shall be null and void.

14.    Employee Hiring

       During the term of this Agreement and for six (6) months thereafter, neither party shall directly solicit or recruit any employee or consultant of the other party for itself or for any other company or individual, without the prior written consent of the other party. Nothing in the foregoing sentence shall be construed to prevent either party from hiring an employee of the other party resulting from (i) advertising of open positions, participating in job fairs or the like, or other forms of soliciting candidates for employment which are general in nature or not directed specifically and solely at a given employee of the other party, (ii) unsolicited inquiries about employment opportunities or possibilities from headhunters or other agents acting for unidentified principals, or (iii) unsolicited inquiries about employment opportunities from any employee.

15.    Force Majeure

       Neither party hereto shall be responsible for any failure to perform its obligations under this Agreement if such failure is caused by acts of God, war, strikes, revolutions, lack or failure of transportation facilities, laws or governmental regulations or other causes that are beyond the reasonable control of such party. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event that such force majeure should obstruct performance of this Agreement for more than thirty (30) calendar days, the parties hereto shall consult with each other to determine whether this Agreement should be modified. The party facing an event of force majeure shall use reasonably commercial efforts to remedy that situation as well as to minimize its effects. A case of force majeure shall be notified to the other party by facsimile within five (5) days after its occurrence and shall be confirmed by a letter.

16.    Entire Agreement

       This Agreement, including any annexes and/or amendments attached hereto, constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements. Each party acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as expressly set forth herein.

17.    Modifications, Amendments, and Waivers

       This Agreement may not be modified or amended, including by custom, usage of trade, or course of dealing, except by an instrument in writing signed by duly authorized officers of both of the parties hereto. The waiver by either party of a breach of any provision contained herein shall be in writing and shall in no way be construed as a waiver of any subsequent breach of such provision or the wavier of the provision itself.

18.    Headings

       The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

19.    Counterparts

       This Agreement may be executed in counterparts each of which shall be deemed an original and all such counterparts shall constitute one and the same agreement.



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

20.    Survival

       The provisions of this Agreement relating to payment of any fees or other amounts owed, payment of any interest on unpaid fees, confidentiality and warranties and indemnities shall survive any termination or expiration of this Agreement.

21.    Severability

       If any provision of this Agreement shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

22.    Notices

       Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing at the address set forth below and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered personally to the party to whom the same is directed; (ii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt, and (iii) upon completion of transmission if sent via telecopier with a confirmation of successful transmission.

       In witness whereof, the parties have executed this Agreement as of the date law below written ("Effective Date").

Reseller:

Attn:
     ---------------------------------------------

Address:
        ------------------------------------------

        ------------------------------------------

Phone:  (   )
        ------------------------------------------

By:
   -----------------------------------------------
   (Signature of Reseller's authorized employee)

Name:
     ---------------------------------------------

E-mail Address:
               -----------------------------------

Date:
     ---------------------------------------------


CYBERSOURCE CORPORATION

1295 Charleston Road
Mountain View, CA  94043
650-965-6000     Fax:  650-629-9145

By:
   -----------------------------------------------
   (Signature of authorized CyberSource employee)

Name:
     ---------------------------------------------

E-mail Address:
               -----------------------------------

Date:
     ---------------------------------------------



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

                       FIRST AMENDMENT TO THE CYBERSOURCE
                          SOLUTIONS RESELLER AGREEMENT


       The Agreement referenced above dated May 1, 2000, by and between CyberSource Corporation ("CyberSource") and Beyond.com Corporation ("Reseller"), in consideration of the mutual promises of the parties, is amended as follows:

1.     (New) Section 2i. The following is inserted as a new Section 2i:

       "Notwithstanding any provision in this Agreement to the contrary, this Agreement may be terminated by either party at any time without cause with ninety (90) days prior written notice thereof."

2. All other provisions of the Agreement remain unchanged and in full effect.

UNDERSTOOD AND AGREED:

BEYOND.COM CORPORATION                   CYBERSOURCE CORPORATION

Signature:                               Signature:
          ---------------------------              -----------------------------

Printed Name:                            Printed Name:
             ------------------------                 --------------------------

Title:                                   Title:
      -------------------------------          ---------------------------------

Date:                                    Date:
     --------------------------------         ----------------------------------



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
CyberSource
--------------------------------------------------------------------------------
    the power behind the buy button         Internet Commerce Services        Beyond.com Solutions Reseller Price Schedule
--------------------------------------------------------------------------------


INTERNET COMMERCE DISCOUNT SCHEDULE A (ICS2 ONLY)
RISK MANAGEMENT ELECTRONIC CHECK SERVICES.  GIFT CERTIFICATE AND PROMOTIONAL SERVICES
---------------------------------------------------------------------------------------------------------------------------------
                                         Volume Tier      List        1          2          3         4          5          6
                              Minimum Monthly Volume       0+      30,000+    50,000+    75,000+   100,000+   150,000+   500,000+
                                    Discount Applied       0%       14.0%      16.0%      18.0%     20.0%      23.0%      25.0%
Risk Management Services
          CyberSource Internet Fraud Screen enhanced    $ 0.240    $ 0.206    $ 0.202    $ 0.197   $ 0.192    $ 0.185    $ 0.180
                                             by Visa
          CyberSource Internet Fraud Screen enhanced    $ 0.204    $ 0.175    $ 0.178    $ 0.167   $ 0.163    $ 0.157    $ 0.153
                     by Visa 15% discount is applied
              on transactions involving a Visa card
                          Initiated by a US merchant
Electronic Check Services
                            Electronic Check Service    $ 0.170    $ 0.146    $ 0.143    $ 0.139   $ 0.136    $ 0.131    $ 0.128
Gift Certificate and Promotional Services **
                   Virtual Gift Certificate Issuance    $  2.00    $  1.72    $  1.68    $  1.64   $  1.60    $  1.54    $ 1.50
            Virtual Promotional Certificate Issuance    $ 0.050    $ 0.043    $ 0.042    $ 0.041   $ 0.040    $ 0.039    $ 0.038

        Paper Certificate Production and Fulfillment    Prices vary depending on quality and characteristics of paper and envelope.
         Gift and Promotional Certificate Redemption
                                    (per redemption)    $  1.50    $  1.29    $  1.28    $  1.23   $  1.20    $  1.16    $  1.13
---------------------------------------------------------------------------------------------------------------------------------
** See also "Other Gift Certificate and Promotional Services Fees" section on second page.


INTERNET COMMERCE DISCOUNT SCHEDULE A (ICS2 ONLY)
RISK MANAGEMENT ELECTRONIC CHECK SERVICES.  GIFT CERTIFICATE AND PROMOTIONAL SERVICES
-------------------------------------------------------------------------------------------------------------------
                                         Volume Tier       7          8         9        10        11          12
                              Minimum Monthly Volume    750,000+     1M+      1.5M+     2.0M+     2.5M+       3M+
                                    Discount Applied     26.0%      27.0%     27.5%     28.0%     28.5%      29.0%
Risk Management Services
          CyberSource Internet Fraud Screen enhanced    $ 0.178    $ 0.175   $ 0.174   $ 0.173   $ 0.172    $ 0.170
                                             by Visa
          CyberSource Internet Fraud Screen enhanced    $ 0.151    $ 0.149   $ 0.148   $ 0.147   $ 0.148    $ 0.145
                     by Visa 15% discount is applied
              on transactions involving a Visa card
                          Initiated by a US merchant
Electronic Check Services
                            Electronic Check Service    $ 0.126    $ 0.124   $ 0.123   $ 0.122   $ 0.122    $ 0.121
Gift Certificate and Promotional Services **
                   Virtual Gift Certificate Issuance    $  1.48    $  1.46   $  1.45   $  1.44   $  1.43    $  1.42
            Virtual Promotional Certificate Issuance    $ 0.037    $ 0.037   $ 0.036   $ 0.038   $ 0.038    $ 0.036

        Paper Certificate Production and Fulfillment    Prices vary depending on quality and characteristics of paper and envelope.
         Gift and Promotional Certificate Redemption    $  1.11    $  1.10   $  1.09   $  1.08   $  1.07    $  1.07
                                    (per redemption)
-------------------------------------------------------------------------------------------------------------------
** See also "Other Gift Certificate and Promotional Services Fees" section on second page.



INTERNET COMMERCE DISCOUNT SCHEDULE B
CREDIT CARD TAX, DISTRIBUTION CONTROL, FULFILLMENT MANAGEMENT SERVICES
--------------------------------------------------------------------------------------------------------------------------------
                                         Volume Tier     List         1         2         3         4          5          6
                              Minimum Monthly Volume      0+        30,000+   50,000+   75,000+   100,000+   150,000+   500,000+
                                    Discount Applied      0%        30.00%    35.00%    40.00%    45.00%     50.00%     52.00%
Credit Card Services
                           Credit Card Authorization    $ 0.100     $ 0.070   $ 0.065   $ 0.060   $ 0.055    $ 0.050    $ 0.048
                              Credit Card Settlement    $ 0.070     $ 0.049   $ 0.046   $ 0.042   $ 0.039    $ 0.035    $ 0.034
                          Credit Card Account Credit    $ 0.100     $ 0.070   $ 0.065   $ 0.060   $ 0.055    $ 0.050    $ 0.045
Tax Services
          Tax Calculation (United States and Canada)    $ 0.120     $ 0.084   $ 0.078   $ 0.072   $ 0.066    $ 0.060    $ 0.058
Distribution Control Services
        Export Compliance (US Gov. compliance Check)    $ 0.120     $ 0.084   $ 0.078   $ 0.072   $ 0.058    $ 0.060    $ 0.058
                                   Policy Compliance    $ 0.120     $ 0.084   $ 0.078   $ 0.072   $ 0.066    $ 0.080    $ 0.058
Fulfillment Management Services
                       Delivery Address Verification    $ 0.120     $ 0.084   $ 0.076   $ 0.072   $ 0.066    $ 0.060    $ 0.058
                               Fulfillment Messaging    $ 0.390     $ 0.273   $ 0.254   $ 0.234   $ 0.215    $ 0.195    $ 0.187
--------------------------------------------------------------------------------------------------------------------------------
Note:  Transaction pricing is based on Solutions Resellers total monthly volume of all CyberSource Internet Commerce Services.


INTERNET COMMERCE DISCOUNT SCHEDULE B
CREDIT CARD TAX, DISTRIBUTION CONTROL, FULFILLMENT MANAGEMENT SERVICES
------------------------------------------------------------------------------------------------------------------
                                         Volume Tier      7         8         9          10        11           12
                              Minimum Monthly Volume    750,000+    1M+       1.5M+      2.0M+     2.5M+        3M+
                                    Discount Applied    53.00%    55.00%     55.75%      56.50%    57.25%      58.00%
Credit Card Services
                           Credit Card Authorization    $ 0.047   $ 0.045    $ 0.044    $ 0.044    $ 0.043    $ 0.042
                              Credit Card Settlement    $ 0.033   $ 0.032    $ 0.031    $ 0.030    $ 0.030    $ 0.029
                          Credit Card Account Credit    $ 0.047   $ 0.045    $ 0.044    $ 0.044    $ 0.043    $ 0.042
Tax Services
          Tax Calculation (United States and Canada)    $ 0.056   $ 0.054    $ 0.053    $ 0.052    $ 0.051    $ 0.060
Distribution Control Services
        Export Compliance (US Gov. compliance Check)    $ 0.056   $ 0.054    $ 0.053    $ 0.052    $ 0.051    $ 0.050
                                   Policy Compliance    $ 0.056   $ 0.054    $ 0.053    $ 0.052    $ 0.051    $ 0.050
Fulfillment Management Services
                       Delivery Address Verification    $ 0.056   $ 0.054    $ 0.053    $ 0.052    $ 0.051    $ 0.050
                               Fulfillment Messaging    $ 0.183   $ 0.176    $ 0.173    $ 0.170    $ 0.187    $ 0.164
------------------------------------------------------------------------------------------------------------------
Note:  Transaction pricing is based on Solutions Resellers total monthly volume of all CyberSource Internet
       Commerce Services.

CyberSource
--------------------------------------------------------------------------------------------------------------------------
    the power behind the buy button         Internet Commerce Services        Beyond.com Solutions Reseller Price Schedule
--------------------------------------------------------------------------------------------------------------------------


MERCHANT REGISTRATION                                                                                          SOLUTIONS
SETUP FEE PER MERCHANT ACCOUNT.                                                                LIST            RESELLER
------------------------------------------------------------------------------------------------------------------------
Basic Registration                                                                             $495              $40
------------------------------------------------------------------------------------------------------------------------
Note:  Includes account activation for one Hosted Merchant ID carried in association with a CyberSource Master Merchant account held by the Solutions Reseller.  merchant is supported by Solutions Reseller. No CyberSource support
(Interactive or online) is available directly to merchant.


                                                                                                                SOLUTIONS
MONTHLY MINIMUM TRANSACTION FEES                                                               LIST             RESELLER
-------------------------------------------------------------------------------------------------------------------------
Minimum Monthly Billing                                                                        $95                $10
-------------------------------------------------------------------------------------------------------------------------
Note:  Minimum Monthly Billing commences the earlier of 60 days from the date of merchant registration (the month thereof)
or the month in which the Account goes "_____."


IMPLEMENTATION SUPPORT PACKAGES (REQUIRED FOR ALL SOLUTIONS RESELLERS)                                          SOLUTIONS
SEE SECOND PAGE FOR EXPLANATION OF PACKAGES.                                                                    RESELLER
-------------------------------------------------------------------------------------------------------------------------
Rapid Start                                                                                                      $4,495
Premier Start                                                                                                    $9,995
Gift Certificate and Promotional Services Rapid Start                                                            $2,995
Gift Certificate and Promotional Services Premier Start                                                          $4,995
-------------------------------------------------------------------------------------------------------------------------
Note:  Gift Certificate and Promotional Services require the purchase of an Implementation Support Package.


SUSTAINING SUPPORT OPTIONS (MONTHLY FEES)
12-MONTH MINIMUM COMMITMENT FOR RAPID AND PREMIER RESPONSE OPTIONS.                                             SOLUTIONS
SEE SECOND PAGE FOR EXPLANATION OF OPTIONS.                                                                     RESELLER
-------------------------------------------------------------------------------------------------------------------------
Basic Support                                                                                                   No charge
Rapid Response                                                                                                    $195
Premier Response                                                                                                  $695
-------------------------------------------------------------------------------------------------------------------------
Note:  Solutions Reseller provides all required support to Solutions Reseller's merchants.


                                                                                                                SOLUTIONS
OTHER GIFT CERTIFICATE AND PROMOTIONAL SERVICES FEES                                           LIST             RESELLER
-------------------------------------------------------------------------------------------------------------------------
Technical Design Services (Minimum one hour)                                                  $250/hr           $190/hr
Archive Access Fee (Minimum one hour)                                                         $250/hr           $190/hr
Extended Life Fee (Per Certificate per year after first year)                                  $0.10             $0.10
Shipping, Postage, and Handling for Physical Gift Certificate Issuance                        At Cost           At Cost
-------------------------------------------------------------------------------------------------------------------------


FULFILLMENT MESSAGING SET UP                                                                                              SOLUTIONS
ONE TIME SET UP FEE PER WAREHOUSE.                                                                          LIST          RESELLER
-----------------------------------------------------------------------------------------------------------------------------------
Fulfillment Messaging set up (each current warehouse, e.g. those currently connected with CyberSource)      $950            $665
Fulfillment Messaging set up (each new warehouse, e.g. those not currently connected with CyberSource)      Quote           Quote
-----------------------------------------------------------------------------------------------------------------------------------

CyberSource
--------------------------------------------------------------------------------------------------------------------------
    the power behind the buy button         Internet Commerce Services        Beyond.com Solutions Reseller Price Schedule
--------------------------------------------------------------------------------------------------------------------------

IMPLEMENTATION SUPPORT PACKAGES
---------------------------------------------------------------------------------------------------------------------
PACKAGE                           RAPID START                           PREMIER START
Online Merchant Support Center    Yes                                   Yes
E-mail Support                    Business Hours (2hr Response)         Business Hours (1hr Response)
Telephone Support                 Mon-Fri                               Mon-Fri
                                  7AM-7PM PST (2hr Response)            7AM-7PM PST (1hr Response)
                                                                        Non-Business Hours (2hr Response)
Value Added Services              - Business Logic Assistance           - Dedicated Merchant Support Engineer
                                                                        - Dedicated Technical Support Account Manager
                                                                        - Comprehensive Business Logic Assistance
                                                                        - Project Orientation Conference Call
                                                                        - Code Review and Troubleshooting
                                                                        - 30 Day Account Review
---------------------------------------------------------------------------------------------------------------------


SUSTAINING SUPPORT PACKAGES
------------------------------------------------------------------------------------------------------------------------
PACKAGE                           BASIC                                     RAPID RESPONSE
Online Merchant Support Center    Yes                                       Yes
E-mail Support                    Next Day                                  Business Hours (2hr Response)
                                                                            Non-Business Hours (Next Business Day)
Telephone Support                 None                                      Mon-Fri
                                                                            7AM-7PM PST (2hr Response)

Value Added Services              -  Online Transaction Reports             - One on one Transaction Support Management
                                  -  Automated E-mail Transaction Reports   - Account Credit Management
                                  -  E-mail Notification of Downtime          - Fraud Score Management
                                                                              - Download Counter Management
                                                                            - Electronic License Certificate Management
                                                                            - Online Transaction Reports
                                                                            - Automated E-mail Transaction Reports
                                                                            - E-mail Notification of Downtime
------------------------------------------------------------------------------------------------------------------------


SUSTAINING SUPPORT PACKAGES
---------------------------------------------------------------------------------
PACKAGE                             PREMIER RESPONSE
Online Merchant Support Center      Yes
E-mail Support                      Business Hours (1hr Response)
                                    Non-Business Hours (Next Business Day)
Telephone Support                   Mon-Fri
                                    7AM-7PM PST (1hr Response)
                                    Non-Business Hours (2hr Response)
Value Added Services                - Dedicated Technical Support Account Manager
                                    - Quarterly Scorecard Review
                                    - One on one Transaction Support Management
                                      - Account Credit Management
                                      - Fraud Score Management
                                      - Download Counter Management
                                    - Electronic License Certificate Management
                                    - Online Transaction Reports
                                    - Automated E-mail Transaction Reports
                                    - E-mail Notification of Downtime
---------------------------------------------------------------------------------


GIFT CERTIFICATE AND PROMOTIONAL SERVICES
IMPLEMENTATION PACKAGES
REQUIRED WITH SERVICE
-------------------------------------------------------------------------------------------------------------------------------
PACKAGE                               RAPID START                                      PREMIER START
Value Added Services                  - Project Orientation Conference Call            - Business Logic Assistance
                                      - Business Logic Assistance                      - Comprehensive Business Templates (Gift
                                      - Business Templates (Gift Certificate Center)     Certificate Center)
                                                                                       - Certificate Profile (Initial Setup)
                                                                                       - Project Orientation Conference Call
                                                                                       - Code Review and Troubleshooting
                                                                                       - 30 Day Account Review
-------------------------------------------------------------------------------------------------------------------------------

CyberSource
--------------------------------------------------------------------------------------------------------------------------
    the power behind the buy button         Internet Commerce Services        Beyond.com Solutions Reseller Price Schedule
--------------------------------------------------------------------------------------------------------------------------


DIGITAL FULFILLMENT MANAGEMENT SERVICES
-----------------------------------------------------------------------------------------------------------
                                  Volume Tier      List        1         2         3         4         5
                       Minimum Monthly Volume               30,000+    50,000+  75,000+  100,000+  150,000+
                             Discount Applied               30.00%     35.00%   40.00%    45.00%    50.00%
Secure Digital Delivery of Electronic License
Certificate (Tab)*
        CyberSource SmartCert(TM) License Tab     $0.500    $0.350     $0.325   $0.300    $0.275    $0.250
    CyberSource SmartCert(TM) Promotional Tab     $0.200    $0.140     $0.130   $0.120    $0.110    $0.100
InstallFromTheWeb(R) 3.0 from InstallShield(R)
                                  License Tab     $0.500    $0.350     $0.325   $0.300    $0.275    $0.250
            Cancel/Return Digital License Tab     $0.500    $0.350     $0.325   $0.300    $0.275    $0.250
Digital Download
     Digital Download (for all download types)    $0.350    $0.245     $0.228   $0.210    $0.193    $0.175
-----------------------------------------------------------------------------------------------------------
* Displayed as individual tabs. Digital license tabs are those with an X509 certificate used for validating access to download content.


DIGITAL FULFILLMENT MANAGEMENT SERVICES
-------------------------------------------------------------------------------------------------------------------
                                  Volume Tier         6         7        8        9         10       11        12
                       Minimum Monthly Volume     500,000+  750,000+    1.0M+    1.5M+     2.0M+    2.5M+     3.0M+
                             Discount Applied      52.00%    53.00%    55.00%   55.75%    56.50%   57.25%    58.00%
Secure Digital Delivery of Electronic License
Certificate (Tab)*
        CyberSource SmartCert(TM) License Tab      $0.240    $0.235    $0.225   $0.221    $0.218   $0.214    $0.210
    CyberSource SmartCert(TM) Promotional Tab      $0.098    $0.094    $0.090   $0.089    $0.087   $0.088    $0.084
InstallFromTheWeb(R) 3.0 from InstallShield(R)
                                  License Tab      $0.240    $0.235    $0.225   $0.221    $0.218   $0.214    $0.210
            Cancel/Return Digital License Tab      $0.240    $0.235    $0.225   $0.221    $0.218   $0.214    $0.210
Digital Download
     Digital Download (for all download types)     $0.168    $0.165    $0.158    $0.155   $0.152   $0.150    $0.147
-------------------------------------------------------------------------------------------------------------------
* Displayed as individual tabs. Digital license tabs are those with an X509 certificate used for validating access to download content.


DIGITAL WAREHOUSING SERVICES                                                                            LIST
-------------------------------------------------------------------------------------------------------------------
Registration of CyberSource SmartCert(TM) License Tab through SmartReg                                  $99
- Registration of one SmartCert SKU, any associated content, and processing                          per product
  for distribution.
- IP Owner may modify the SmartCert and associated content of the same SKU.
- New SKUs are considered a new product registration and will be charged as such.

Assisted Registration for CyberSource SmartCert(TM) License Tab or Download Only                       $199
Products                                                                                            per product

                                                                                                        $50
                                                                                                    per SKU per
SKU Mapping (map publisher to authorized resellers of those products)                                 Merchant

Rights Revocation $10
- Includes CyberSource Global Rights Registry processing Letters of Destruction
  (digitally submitted only). per transaction
- Adjustment of all records to revoke rights in the event of returns or requests for revocation.
- This handling fee is charged in addition to the automated License/Rights cancellation fee.

Property Rights Management                                                                               $2
- Required for all IP Owners utilizing CyberSource Rights Registry Services.                        per month per
- Covers property rights management services on a per SKU charge.                                        SKU
- Secure, global rights registration, property rights protection, record retention                (billed quarterly)
  and monthly rights reporting.
- Includes property rights protection services to prevent unauthorized access;
  and secure record storage on redundant servers, geographically located to comply with data protection regulations.
- Digital warehousing of associated digital content and maintenance of SKU archive.
-------------------------------------------------------------------------------------------------------------------
Note:  Digital Fulfillment Management Services require a $40 registration fee, plus either a Rapid Start or
       Premier Start Implementation Package.